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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2004
                              ---------------------

        DIAMOND JO, LLC                   THE OLD EVANGELINE DOWNS CAPITAL CORP.
(Exact name of registrant as             (Exact name of registrant as specified
  specified in its charter)                          in its charter)


            DELAWARE                                     DELAWARE
(State or other jurisdiction of              (State or other jurisdiction of
incorporation or organization)                incorporation or organization)


            42-1483875                                    25-1902805
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)



                              3rd Street Ice Harbor
                                  P.O. Box 1750
                            Dubuque, Iowa 52001-1750
               (Address of executive offices, including zip code)


                                 (563) 583-7005
              (Registrant's telephone number, including area code)


                          Peninsula Gaming Company, LLC
                        (former name of Diamond Jo, LLC)




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                               TABLE OF CONTENTS


           Item 7.  Financial Statements and Exhibits
           Item 9.  Regulation FD Disclosure

           SIGNATURE
           EXHIBIT INDEX

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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

          The following exhibits are furnished as part of this Current Report on Form 8-K:


                  99.1 - Press release issued May 13, 2004.



Item 9.   Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

The information in this Current Report on Form 8-K and the Exhibits attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


         On May 13, 2004,  Diamond Jo, LLC (formerly,  Peninsula Gaming Company,
LLC) issued the press release attached hereto as Exhibit 99.1.



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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          DIAMOND JO, LLC


                                          By:  /s/ M. Brent Stevens
                                          ------------------------------------
                                          Name:  M. Brent Stevens
                                          Title: Chief Executive Officer




                                          THE OLD EVANGELINE DOWNS CAPITAL CORP.


                                          By:  /s/ M. Brent Stevens
                                          -------------------------------------
                                          Name:  M. Brent Stevens
                                          Title: Chief Executive Officer



Date: May 13, 2004

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                                 EXHIBIT INDEX


    Exhibit
    Number
    -------

    99.1 - Press release issued May 13, 2004.